UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 19, 2007

                             BRIDGE CAPITAL HOLDINGS
                             _______________________
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                      000-50974               80-0123855
         __________                      _________               ___________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

              55 ALMADEN BOULEVARD, SUITE 200
                  SAN JOSE, CALIFORNIA                             95113
   _____________________________________________________           _____
         (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
                                       ___
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On April 19, 2007, the Company issued a press release disclosing information regarding our results of operations for the quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.        Financial Statements and Exhibits

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2007                    Bridge Capital Holdings





                                         By: /s/THOMAS A. SA
                                             _______________
                                                Thomas A. Sa
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


99.1 Press release dated April 19, 2007 announcing results of operations for the quarter ended March 31, 2007.